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                                                                   EXHIBIT 10.25

                          MEMORANDUM OF UNDERSTANDING

                                    Between

                           PETROCHINA COMPANY LIMITED

                                      and

                              SUNWING ENERGY LTD.

                                   TO CONDUCT
                           A JOINT FEASIBILITY STUDY
                                OF YUDONG BLOCK

                       Signed in Beijing on Feb. 13, 2001

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                       MEMORANDUM OF UNDERSTANDING (MOU)

                                    Between

                           PETROCHINA COMPANY LIMITED

                                      and

                              SUNWING ENERGY LTD.

                                   TO CONDUCT
                           A JOINT FEASIBILITY STUDY
                                OF YUDONG BLOCK
                              FOR THE PURPOSES OF
                         A POTENTIAL PETROLEUM CONTRACT

PetroChina Company Limited (PetroChina) and Sunwing Energy Ltd. (Sunwing) have the intent to conduct a Joint Feasibility Study (JFS) on the Yudong Block located in Eastern Chongqing Municipality. This block is operated by the Southwest Oil and Gasfield Company (SWOG) that is a subsidiary of PetroChina.

The purpose of conducting the JFS is to study the natural gas and oil reserve potentials associated with this block and if considered feasible, the Parties (PetroChina and Sunwing) will proceed to negotiate for a Petroleum Contract, subject to prior approval (Approval) by the relevant department of the Chinese government for this block to be open for foreign participation. The Parties agree that:

     1. The Parties will negotiate for the acquisition of a representative data package for this block and adjacent areas.

     2. SWOG and Sunwing will provide geological, geophysical and petroleum engineering technical experts as agreed, to form a Review Team, led by a coordinator appointed by Sunwing, to evaluate the data from this block.

     3. The Review Team will conduct the JFS, under terms of a Joint Study Agreement (JSA) in Sunwing's Calgary or Bakersfield office and in the SWOG Chengdu office as required. The JSA will be entered into separately. Following the evaluation of the block, the Review Team will prepare a report to the management of both companies and if considered feasible, a Petroleum Contract would be entered into between the Parties.

     4. Both Parties agree that they will make available members of the Review Team in a timely manner following the signing of this MOU or JSA.

     5. Both Parties agree that the Review Team should complete the evaluation and prepare the final report within six (6) months following the receipt of the data package(s) and necessary sorting and cataloging of the same.

     6. The entire cost of acquiring data, carrying out the JFS and preparation of the final report, including travel and accommodation related business expenses associated with SWOG technical specialists assigned to the Review Team will be borne by Sunwing.

     7. Unless otherwise agreed to by the Parties in writing, Sunwing will have the exclusive right to negotiate with PetroChina for a Petroleum Contract in this block for a period-of four (4) months (negotiation period) after the receipt of the Approval from the relevant department of the Chinese government and the completion of the JFS.

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     8.    This MOU is written and signed in both Chinese and English and they have equal power. The Parties hold a copy each.

PETROCHINA COMPANY LIMITED                       SUNWING ENERGY LTD.

/s/ ZENG XING QIU                                /s/ ROBERT M. FRIEDLAND
-------------------------------------------      -------------------------------------------
Zeng Xing Qiu                                    Robert M. Friedland
General Manager,                                 Co-Chairman
Foreign Cooperation
Administration Department

February 13, 2001                                February 13, 2001

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